Exhibit 99.1

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Raymond P. Warrell, Jr., M.D., Chief Executive Officer of Genta Incorporated, a Delaware corporation (the "Company"), hereby certify that:

      (1) The Company's annual report on Form 10-K for the period ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Raymond P. Warrell, Jr., M.D.
---------------------------------
Raymond P. Warrell, Jr., M.D.
Chief Executive Officer